EXHIBIT 99.3


                      IRREVOCABLE LIMITED PROXY

        This Irrevocable Limited Proxy, dated as of January 22, 1999, is made by and between Apartment Investment and Management Company, a Maryland corporation ("AIMCO"), and Andrew L. Farkas, James A. Aston and Frank M. Garrison.

        The undersigned have previously entered into an irrevocable limited proxy, dated as of December 7, 1998 (the "Second Proxy"), and now wish to substitute this Proxy for the Second Proxy in its entirety.

        The undersigned holder (the "Shareholder") of common shares of beneficial interest, par value $.01 per share (the "Shares"), of Insignia Properties Trust, a Maryland real estate investment trust ("IPT"), hereby irrevocably appoints and constitutes each of Andrew L. Farkas, James A. Aston and Frank M. Garrison who are duly authorized representatives of IPT and each of them (the "Proxyholders"), the agents and proxies of the undersigned, with full power of substitution and resubstitution, as set forth below with respect to the Shares, and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof and prior to the date this proxy terminates.

        The agents and proxies named above are empowered at any time prior to termination of this proxy to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of the shareholders of IPT (the "IPT Meeting") and in every written consent in lieu of such a meeting, or otherwise, in favor of approval of the Merger (as defined in the Second Amended and Restated Agreement and Plan of Merger, dated as of January 22, 1999 (the "Merger Agreement"), by and between IPT and AIMCO, the Merger Agreement and any matter that could reasonably be expected to facilitate the Merger. The Proxyholders may not exercise this proxy on any other matter. The Shareholder may vote the Shares and other shares on all such other matters.

        The proxy granted by the Shareholder to the Proxyholders hereby is granted as of the date of this Proxy pursuant to Section 6.5 of the Merger Agreement and is irrevocable and coupled with an interest in IPT held by the Proxyholder.

        Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given until such time as this Proxy shall be terminated in accordance with its terms.

        Notwithstanding any provision of this Proxy to the contrary, the Shares and any other shares, securities, cash or other property issued or issuable or distributed or distributable with respect thereto are and shall be the property of the Shareholder, and the Proxyholders shall have no ownership interest therein.

        Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned. The Shareholder authorizes the Proxyholders to file this proxy and any substitution or revocation of substitution with the Secretary of IPT and with any Inspector of Elections at any meeting of the shareholders of IPT.

        This Proxy is irrevocable and shall survive the insolvency, dissolution or liquidation of the undersigned. This Proxy shall terminate on the earlier of (a) January 1, 2002 and (b) consummation of the Merger.


        IN WITNESS WHEREOF, the undersigned has executed this Proxy as of the day and year first above written.

                                    APARTMENT INVESTMENT AND
                                    MANAGEMENT COMPANY


                                    By: /s/ Patrick J. Foye
                                       -------------------------------
                                       Name:  Patrick J. Foye
                                       Title: Executive Vice President



    Each of the undersigned hereby agrees to vote the Shares subject to this Irrevocable Proxy in favor of the Merger, the Merger Agreement and any matter that could reasonably be expected to facilitate the Merger at every IPT Meeting and in every written consent in lieu of such a meeting, or otherwise.


                                    ----------------------------------
                                    Andrew L. Farkas


                                    /s/ James A. Aston
                                    ----------------------------------
                                    James A. Aston


                                    /s/ Frank M. Garrison
                                    ----------------------------------
                                    Frank M. Garrison